UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 8, 2006

(Date of earliest event reported): March 2, 2006

Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 2, 2006, Silverleaf Resorts, Inc. (the “Registrant”) closed a $100 million revolving senior credit facility through its newly-formed, wholly-owned and fully consolidated special purpose finance subsidiary, Silverleaf Finance IV, LLC ("SF-IV"), a Delaware limited liability company. SF-IV was formed for the purpose of issuing a $100 million variable funding note ("VFN") to UBS Real Estate Securities Inc. ("UBS"). The VFN will bear interest on advances by UBS to SF-IV at an initial rate equal to LIBOR plus 1.5%. The VFN will be secured by customer notes receivable sold by the Registrant to SF-IV and will mature in March 2010. Proceeds to Silverleaf from the receivables sold by Silverleaf to SF-IV will be used to fund normal business operations and for general working capital purposes. The VFN was issued pursuant to the terms and conditions of an indenture among SF-IV, UBS and Wells Fargo Bank, National Association, as Trustee. The Registrant will service the customer notes sold to SF-IV under the terms of the Sale and Servicing Agreement dated March 2, 2006 by and among the Registrant, SF-IV and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary.

Item 7.01 Regulation FD Disclosure

On March 8, 2006, the Registrant issued a press release announcing the completion of the Revolving Credit Facility between its subsidiary, Silverleaf Finance IV, LLC and UBS. The information in this item (including Exhibit 99.1) is being furnished pursuant to Item 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1
Sale and Servicing Agreement dated as of March 2, 2002 between the Registrant, Silverleaf Finance IV, LLC and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary

*10.2	Indenture dated as of March 2, 2006 by and among Silverleaf Finance IV, LLC, UBS Real Estate Securities Inc. and Wells Fargo Bank, National Association, as Trustee
*10.3	Annex A—Defined Terms to Indenture and Sale and Servicing Agreement dated as of March 2, 2006.
*99.1	Press Release issued by the Registrant on March 8, 2006 announcing $100 Million Revolving Credit Facility with UBS.
__________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 8, 2006	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.
Name: Harry J. White, Jr.
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1
Sale and Servicing Agreement dated as of March 2, 2002 between the Registrant, Silverleaf Finance IV, LLC and Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Account Intermediary

*10.2	Indenture dated as of March 2, 2006 by and among Silverleaf Finance IV, LLC, UBS Real Estate Securities Inc. and Wells Fargo Bank, National Association, as Trustee
*10.3	Annex A—Defined Terms to Indenture and Sale and Servicing Agreement dated as of March 2, 2006.
*99.1	Press Release issued by the Registrant on March 8, 2006 announcing $100 Million Revolving Credit Facility with UBS.